JB Accounting

Joel Bachrach, CPA                                         tel 201-307-1215
60 Chestnut Avenue                                         fax 201-307-1261
Park Ridge, New Jersey 07656                               joelbach@aol.com
___________________________________________________________________________


Independent Auditor's Report

To the Board of Directors and Stockholders
GIT Securities Corporation
271 North Avenue, Suite 1103, New Rochelle, NY 10801

We have audited the accompanying statement of financial position of GIT Securities Corporation as of December 31, 2001 and the related statement of operations, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the organization's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of GIT Securities Corporation as of December 31, 2001 and 2000 and the results of its operations and cash flows for the year then ended in conformity with generally accepted accounting principles.


/S/ Joel Bachrach

Joel Bachrach, CPA
February 11, 2002




GIT SECURITIES CORPORATION
STATEMENT OF FINANCIAL POSITION
AS OF DECEMBER 31, 2001

ASSETS

Cash                                               $      454
Receivables from broker dealers                       132,200
Cleaning deposits                                      75,293
Receivables from holding company                       80,000
                                                   -----------
     Total current assets                                          287,947

Furniture, fixtures and equipment, net of
accumulated depreciation of $1,263                                  17,882
                                                                -----------
     Total assets                                              $   305,829
                                                                ===========


LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:

Commissions payable                                $   65,299
Accrued expenses                                        7,000
                                                   -----------
     Total liabilities                                              72,299

Stockholders' equity:

Common stock                                               10
Additional paid in capital                            234,774
Retained earnings (deficit)                            (1,254)
                                                   -----------
     Total stockholders' equity                                    233,530
                                                                -----------
     Total liabilities and stockholders' equity                $    305,829
                                                                ===========


See accompanying auditor's report and notes to financial statements

GIT SECURITIES CORPORATION
STATEMENT OF OPERATIONS
AS OF DECEMBER 31, 2001

REVENUE

Commissions                                                    $   384,727

EXPENSES

Commissions and clearing charges                   $  240,284
Consulting fees                                        17,330
Postage and fedex delivery costs                       35,081
Telephone, fax and other communication costs           11,716
Agency and registration fees                           36,594
Rent expenses                                          13,848
Depreciation                                            1,283
Other operating expenses                               29,845
                                                   -----------
     Total expenses                                                385,981
                                                                -----------
NET LOSS                                                       $    (1,254)
                                                                ===========

See accompanying auditor's report and notes to financial statements.

GIT SECURITIES CORPORATION
STATEMENT OF STOCKHOLDERS' EQUITY
YEAR ENDED DECEMBER 31, 2001

                                          ADDITIONAL   RETAINED
                                   COMMON    PAID IN   EARNINGS
                                    STOCK    CAPITAL  (DEFICIT)       TOTAL
                               --------------------------------------------
Balance, January 1, 2001       $       0   $       0  $       0   $      0

Net loss for the year ended
December 31, 2001                    - -        - -     (1,254)     (1,254)

Capital Contributions                 10    234,774        - -     234,784
                               --------------------------------------------
Balance - December 31, 2001    $      10  $ 234,774  $  (1,254)  $ 233,530
                               ============================================



See accompanying auditor's report and notes to financial statements.

GIT SECURITIES CORPORATION
STATEMENT OF CASH FLOWS
AS OF DECEMBER 31, 2001

Cash flows from operating activities:

  Net loss                                                       $  (1,254)
                                                                 ----------
  Adjustments to reconcile net loss to net cash
  used by operating activities:
   Depreciation                                          1,263
   Increase in receivable from broker dealers         (132,200)
   Increase in clearing deposits                       (75,293)
   Increase in receivable from holding company         (80,000)
   Increase in commissions payable                      65,299
   Increase in accrued expenses                          7,000
                                                     ----------
     Total adjustments                                            (213,931)
                                                                 ----------
     Net cash used by operating activities                        (215,185)
                                                                 ----------
Cash flows from investing activities
  Cash paid for purchase of fixed assets               (19,145)
                                                     ----------
     Net cash used by investing activities                         (19,145)
                                                                 ----------
Cash flows from financing activities
  Proceeds from capital contributions                  234,784
                                                     ----------
     Net cash provided by financing activities                     234,784
                                                                 ----------
NET INCREASE IN CASH                                                   454

CASH - BEGINNING                                                         0
                                                                 ----------
CASH - END                                                       $     454
                                                                 ==========
Supplemental disclosures of cash flow information:
  Cash paid during the year for:

  Interest expense                                               $       0
  Income tax                                                     $     800


See accompanying auditor's report and notes to financial statements.
                                    -5-

GIT SECURITIES CORPORATION
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001

1.   SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES
-------------------------------------------------
     Organization

     GIT Securities Corporation (the "Company") is a registered broker-dealer and clears its securities transactions on a fully-disclosed basis with another broker-dealer. The Company's headquarters are in New Rochelle, New York with another office located in Plainview, New York. Its customers are located throughout the United States.

     Reporting Period

     The accompanying financial statements reflect, in addition to activity for the 12 months ending December 31, 2001, activity from August 1, 2000 through December 31, 2000. No income was derived during this period and therefore the Company obtained an exemption from filing for the first five months ending December 31, 2000, with the agreement to include the financial results during that five month period in the December 31, 2001 statements. There was minimal activity during that period.

     Securities Transactions

     Securities transactions are recorded on settlement date, generally the third business day following the trade date. There is no material difference between the accounting on a settlement date basis as compared to a trade date basis. The Company does not currently own any of its own securities and therefore does not trade its own account at this time.

     Furniture, Fixtures and Equipment

     Furniture, fixtures and equipment are recorded at cost. Depreciation is provided for by the straight line method over the useful lives of the assets.

     Clearing Arrangements

     The Company as a non-clearing broker does not handle any customer funds or securities. The responsibility for processing customer activity rests with the Company's clearing firms, First Southwest Company and AVTG. If a customer or counterparty fail to perform, the Company may sustain a profit or loss if the market value of the securities differs from the contract price. During the year ended December 31, 2001, no such material losses occurred.

     Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management of the Company to use estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

                                       -6-
GIT SECURITIES CORPORATION
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001

2.   COMMITMENTS AND CONTINGENCIES
----------------------------------
     Lease

     The Company leases office space at its two offices in New Rochelle, New York and Plainview, New York. Future minimum lease commitments are as follows:

     Years Ended December 31,

     2002                $   19,800
     2003                    19,800
                         ----------
                         $   39,600
                         ==========

     Rent expense was approximately $13,800 for the year ended December 31, 2001.

3.   NET CAPITAL REQUIREMENT
----------------------------

     The Company is subject to the Securities and Exchange Commission Uniform Net Capital Rule (SEC 15c3-1), which requires the maintenance of minimum net capital and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1 (and that equity capital may not be withdrawn or cash dividends paid if the resulting net capital
     ratio would exceed 10 to 1).   At December 31, 2001, the Company had net
     capital of $135,648, which was $130,648 in excess of its required net capital of $5,000. The Company's percentage of aggregate indebtedness to net capital was 53% as of December 31, 2001.




                                       -7-